Exhibit 99.1

FOR IMMEDIATE RELEASE

Investors contact:	Media contact:
Linda Snyder	Robert Schettino
408/588-8405	408/588-8179
Linda_snyder@hyperion.com	Robert_schettino@hyperion.com

HYPERION REPORTS RECORD FOURTH QUARTER
AND FULL FISCAL YEAR 2005 FINANCIAL RESULTS

Record License Revenue Drives 40% Growth in Quarterly Net Income

Santa Clara, Calif., July 21, 2005 – Hyperion Solutions (Nasdaq: HYSL), the leading provider of Business Performance Management (BPM) software, today announced record financial results for its fourth quarter and fiscal year ended June 30, 2005.

     Total revenues for the quarter increased 7% to $189.0 million, compared to $176.4 million for the same period a year ago. Software license revenue increased 9% to $78.8 million, compared to $72.2 million for the same period a year ago, while maintenance and services revenue grew 6% to $110.2 million, compared to $104.1 million in the year-ago period.

     The company’s fourth-quarter net income, as reported in accordance with U.S. generally accepted accounting principles (GAAP), increased 40% to a record $20.7 million, or $0.50 per diluted share, compared to net income of $14.7 million, or $0.36 per diluted share, for the fourth quarter of fiscal 2004.

     Fourth quarter non-GAAP net income was $22.8 million, or $0.55 per diluted share, excluding the impact of charges, net of related tax, for the amortization of purchased intangible assets, deferred maintenance revenue adjustment, restructuring adjustments and equity-based compensation. These results compare to non-GAAP net income of $17.8 million, or $0.44 per diluted share, for the fourth quarter of fiscal 2004.

     Hyperion’s balance sheet reflects cash and short-term investments totaling $440.7 million at June 30, 2005. This compares to $426.7 million in cash and short-term investments at March 31, 2005. Cash flow from operations for the quarter was $41.4 million. The company used cash of $31.5 million to repurchase stock during the quarter, executing on its ongoing stock repurchase programs. Days sales outstanding (DSO) improved six days sequentially to 67 days.

     Total revenues for the fiscal year ended June 30, 2005 increased 13% to $702.6 million, compared to $622.2 million for fiscal year 2004. GAAP net income for fiscal year 2005 increased 52% to $66.7 million, or $1.62 per diluted share, compared to net income of $43.8 million, or $1.10 per diluted share, for fiscal year 2004. Non-GAAP net income for fiscal year 2005 was $78.4 million, or $1.90 per diluted share, compared to $56.6 million, or $1.42 per diluted share, for fiscal year 2004. The non-GAAP results exclude the impact of charges, net of related tax, associated with Hyperion’s acquisition of Brio

Hyperion Reports Q4 FY05 Results	p. 2

Software, the amortization of purchased intangible assets, equity-based compensation, restructuring costs, in-process research and development, loss on redemption of debt, and deferred revenue write-downs.

     “This was the best quarter in our company’s history, concluding another outstanding year,” said Godfrey R. Sullivan, Hyperion’s president and chief executive officer. “We delivered record results for revenues, operating margins and net income in both the fourth quarter and fiscal year. Our Business Intelligence Platform had an especially strong quarter, with sequential and year-over-year growth for the June quarter in both Hyperion Performance Suite and Hyperion Essbase. Our financial applications business also continues to be very strong, led by record revenues of Hyperion Planning, which reached a milestone of 1,000 customers during the quarter.

     “Our growth is driven by the success of our more than 10,000 global customers and our expanding partner community,” continued Mr. Sullivan. “We’re capitalizing on demand for our BPM solutions and our market position has never been stronger.”

Business Outlook

     Hyperion also reported today its outlook for the first quarter of fiscal year 2006. On a GAAP basis, the company currently expects total revenues in the range of $168 million to $172 million and diluted earnings per share in the range of $0.22 to $0.27. This outlook assumes an effective tax rate of 35%, diluted shares outstanding of 41.5 million and an exchange rate of $1.20 per Euro.

     Excluding the impact of the amortization of purchased intangible assets and equity-based compensation expense, which will increase due to the adoption of SFAS 123(R), the company expects diluted earnings per share on a non-GAAP basis for the first quarter in the range of $0.38 to $0.43.

Reconciliation of GAAP to Non-GAAP Diluted Earnings per Share for Business Outlook

Projected Q1 FY06 GAAP Diluted Earnings per Share	$0.22 – $0.27
Plus:
Amortization of purchased intangible assets	0.06
Equity-based compensation expense	0.19
Less: Income tax effect of non-GAAP adjustments	(0.09)

Projected Q1 FY06 Non-GAAP Diluted Earnings per Share	$0.38 – $0.43

A reconciliation of our historical non-GAAP information as well as a discussion of information investors should consider when reviewing our non-GAAP information follows the attached financial statements.

Other Recent Developments

Other recent company developments include:

Hyperion Reports Q4 FY05 Results	p. 3

•	Won major customer contracts at Alcoa, Atari, Corporate Express, Dell Inc., Harris Corporation, Hogeschool INHOLLAND (Netherlands), INVISTA, Laidlaw Education Services, Pearson plc (UK), Red Bull GmbH (Austria), SigmaKalon B.V. (Netherlands), The Carphone Warehouse Ltd. (UK), United Space Alliance, Wolters Kluwer N.v. (Netherlands), and Xstrata (Switzerland).

•	Named the revenue leader for financial and Business Performance Management applications by market research firm IDC. Hyperion leads the space with 21 percent market share, according to IDC’s estimates for calendar year 2004 software license and maintenance revenue.

•	Opened our Center of Excellence office in SAP’s Partner Port in Walldorf, Germany, allowing Hyperion to extend its partnership activities with SAP and strengthen its integration with SAP solutions to address joint customer needs.

•	Achieved “Powered by SAP NetWeaver™” certification for Hyperion Analyzer 7.2 and certified integration for the SAP™ Business Information Warehouse (SAP BW) for Hyperion SQR 8.2. Together these certified integrations deliver a lower total cost of ownership for customers using Hyperion and SAP® solutions.

•	Appointed Heidi Melin as Chief Marketing Officer. Melin is responsible for all aspects of Hyperion’s global marketing strategy, including branding, communications, and product, customer and field marketing.

Conference Call and Webcast

     Hyperion’s executive management will host a conference call at 5:00 p.m. ET today to discuss these financial results. The conference call and slide presentation will be webcast live with access from the Investor Relations section of the Hyperion Web site at www.hyperion.com. A replay of the webcast will also be available from the company’s Web site.

About Hyperion
Hyperion Solutions Corporation (Nasdaq:HYSL) is the global leader in Business Performance Management software. More than 10,000 customers rely on Hyperion software to provide visibility into how their businesses are performing and to help them plan and model to improve that performance. Along with the industry’s most comprehensive and flexible set of interoperable applications, Hyperion offers the leading Business Intelligence platform optimized to support Business Performance Management solutions.

Named one of the FORTUNE 100 Best Companies to Work For (2004), Hyperion serves global customers in 45 countries. A network of more than 600 partners provides the company’s innovative and specialized solutions and services. Hyperion generated revenues of $703 million for the fiscal year that ended June 30, 2005. For more information, please visit www.hyperion.com.

Forward-Looking Statements
Statements in this press release relating to the future, including those related to our “Business Outlook,” are forward-looking statements within the meaning of the “safe harbor” provisions of the Private

Hyperion Reports Q4 FY05 Results	p. 4

Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as, “may,” “will,” “should,” “potential,” “estimated,” “projects,” “anticipate,” “plans,” “expects,” “believes” and similar expressions. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, our failure to successfully drive increases in software license revenue (by both increasing sales of newer products, and limiting fall off of older product revenue), significant product quality problems, failure to successfully drive partner revenue, failure to continue the successful integration of the Brio business, significant strengthening of the dollar against key European currencies, the impact of competitive products and pricing, a decline in customer demand and technological shifts. For a more detailed discussion of factors that could affect the company’s performance and cause actual results to differ materially from those anticipated in the forward-looking statements, interested parties should review the company’s filings with the Securities and Exchange Commission, including the quarterly report on Form 10-Q filed on May 10, 2005 and the annual report on Form 10-K to be filed hereafter. The company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

# # #

“Hyperion,” the Hyperion “H” logo and Hyperion’s product names are trademarks of Hyperion. References to other companies and their products use trademarks owned by the respective companies and are for reference purpose only.

Hyperion Solutions Corporation
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
REVENUES
Software licenses	$78,801	$72,242	$273,408	$240,096
Maintenance and services	110,169	104,126	429,185	382,104

TOTAL REVENUES	188,970	176,368	702,593	622,200

COSTS AND EXPENSES
Cost of revenues:
Software licenses	4,640	3,495	16,136	13,362
Maintenance and services	40,562	40,764	158,272	147,816
Sales and marketing	69,650	64,637	255,182	225,951
Research and development	25,886	26,554	104,108	96,240
General and administrative	19,253	17,988	68,056	63,621
Restructuring charges (credits)	(187)	524	6,048	4,202
In-process research and development	—	—	—	2,300

TOTAL COSTS AND EXPENSES	159,804	153,962	607,802	553,492

OPERATING INCOME	29,166	22,406	94,791	68,708
Interest and other income	2,691	1,127	7,844	4,283
Interest and other expense	(3)	(138)	(53)	(1,230)
Loss on redemption of debt	—	—	—	(936)

INCOME BEFORE INCOME TAXES	31,854	23,395	102,582	70,825

Income tax provision	11,149	8,656	35,903	27,055

NET INCOME	$20,705	$14,739	$66,679	$43,770

Basic net income per share	$0.52	$0.38	$1.68	$1.15
Diluted net income per share	$0.50	$0.36	$1.62	$1.10

Shares used in computing basic net income per share	40,198	39,008	39,689	37,988
Shares used in computing diluted net income per share	41,481	40,876	41,257	39,754

Hyperion Solutions Corporation
Consolidated Balance Sheets
(In thousands, except par value)
(Unaudited)

	June 30,	June 30,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents (Note A)	$170,740	$172,261
Short-term investments (Note A)	270,008	195,914
Accounts receivable, net of allowances of $10,053 and $8,758	141,045	133,491
Deferred income taxes	10,976	12,348
Prepaid expenses and other current assets	28,157	27,385

TOTAL CURRENT ASSETS	620,926	541,399

Property and equipment, net	74,911	72,020
Goodwill	137,898	139,952
Intangible assets, net	29,811	30,945
Deferred income taxes	30,287	24,279
Other assets	5,603	5,011

TOTAL ASSETS	$899,436	$813,606

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$56,657	$58,121
Accrued employee compensation and benefits	53,298	51,267
Income taxes payable	32,703	17,508
Deferred revenue	140,772	136,286
Restructuring liabilities	7,276	4,234

TOTAL CURRENT LIABILITIES	290,706	267,416

Long-term restructuring liabilities and other	24,830	26,619

TOTAL LIABILITIES	315,536	294,035

Stockholders’ equity:
Preferred stock — $0.001 par value; 5,000 shares authorized; none issued	—	—
Common stock — $0.001 par value; 300,000 shares authorized; 40,102 and 39,408 shares issued and outstanding	40	39
Additional paid-in capital	489,157	434,584
Deferred stock-based compensation	(4,393)	(7,494)
Retained earnings	100,491	93,915
Accumulated other comprehensive loss	(1,395)	(1,473)

TOTAL STOCKHOLDERS’ EQUITY	583,900	519,571

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$899,436	$813,606

Note A: Certain amounts in fiscal 2004 as reported on the condensed Consolidated Balance Sheet and condensed Consolidated Statements of Cash Flows have been reclassified to conform to the current year presentation. We reclassified $193 million in auction rate securities from cash and cash equivalents to short-term investments on the June 30, 2004 consolidated balance sheet. The reclassification to short-term investments is based on the latest interpretation of cash equivalents pursuant to Statement of Financial Accounting Standards No. 95 (“SFAS 95”), “Statement of Cash Flows.”

Hyperion Solutions Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Twelve Months Ended
	June 30,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$66,679	$43,770
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on redemption of debt	—	936
Loss on sale of assets	80	170
Depreciation and amortization	37,270	36,858
Provision for accounts receivable allowances	6,056	8,118
Deferred income taxes	841	(2,999)
Income tax benefit from exercise of stock options	11,229	15,528
In-process research and development	—	2,300
Changes in operating assets and liabilities:
Accounts receivable	(13,703)	(20,030)
Prepaid expenses and other current assets	(527)	(10,816)
Other assets	1,416	2,029
Accounts payable and accrued expenses	(8,213)	(9,631)
Accrued employee compensation and benefits	1,840	(26)
Income taxes payable	15,346	22,676
Deferred revenue	5,097	534
Restructuring liabilities	5,132	303
Long-term restructuring liabilities and other	2,146	(3,259)

Net cash provided by operating activities	130,689	86,461

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(509,314)	(164,886)
Proceeds from maturities of investments	432,919	232,031
Purchases of property and equipment	(24,616)	(22,565)
Proceeds from sale of property and equipment	160	100
Purchases of intangible assets	(5,894)	(2,224)
Payments for acquisitions, net of cash acquired	(8,225)	(6,898)

Net cash provided by (used in) investing activities	(114,970)	35,558

CASH FLOWS FROM FINANCING ACTIVITIES
Redemption of debt	—	(50,683)
Purchases of common stock	(84,036)	(131,045)
Proceeds from issuance of common stock	67,569	60,374

Net cash used in financing activities	(16,467)	(121,354)

Effect of exchange rate on cash and cash equivalents	(773)	4,234

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,521)	4,899
Cash and cash equivalents at beginning of period	172,261	167,362

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$170,740	$172,261

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$31	$2,568
Cash paid for income taxes	$8,733	$5,424

Hyperion Solutions Corporation
Supplemental Financial Data
($ in thousands)
(Unaudited)

	Fiscal 2004								Fiscal 2005								% Change over	% Change over
	Q1		Q2		Q3		Q4		Q1		Q2		Q3		Q4		Q3 05	Q4 04

Revenue Analysis
Software License Revenue	$43,045	35%	$59,701	38%	$65,108	39%	$72,242	41%	$57,424	36%	$68,524	39%	$68,659	39%	$78,801	42%	15%	9%
Maintenance and Services Revenue:
Maintenance Revenue	55,310	45%	68,243	44%	70,975	43%	70,338	40%	71,430	45%	75,183	42%	75,232	42%	77,248	41%	3%	10%
Consulting and Training Revenue	25,197	20%	28,192	18%	30,061	18%	33,788	19%	30,684	19%	33,271	19%	33,216	19%	32,921	17%	-1%	-3%

Total Maintenance and Services Revenue	80,507	65%	96,435	62%	101,036	61%	104,126	59%	102,114	64%	108,454	61%	108,448	61%	110,169	58%	2%	6%

Total Revenue	$123,552	100%	$156,136	100%	$166,144	100%	$176,368	100%	$159,538	100%	$176,978	100%	$177,107	100%	$188,970	100%	7%	7%

Revenue by Geography
Americas	$74,942	61%	$95,513	61%	$100,057	60%	$110,382	63%	$97,085	61%	$106,652	60%	$105,816	60%	$119,046	63%	13%	8%
EMEA	41,836	34%	49,839	32%	54,367	33%	53,738	30%	52,328	33%	57,910	33%	59,114	33%	57,030	30%	-4%	6%
APAC	6,774	5%	10,784	7%	11,720	7%	12,248	7%	10,125	6%	12,416	7%	12,177	7%	12,894	7%	6%	5%

Total Revenue	$123,552	100%	$156,136	100%	$166,144	100%	$176,368	100%	$159,538	100%	$176,978	100%	$177,107	100%	$188,970	100%	7%	7%

Software License Revenue by Geography
Americas	$22,282	52%	$34,086	57%	$35,383	54%	$41,803	58%	$29,510	51%	$37,498	55%	$35,981	53%	$47,514	60%	32%	14%
EMEA	17,322	40%	19,809	33%	23,286	36%	23,813	33%	23,435	41%	25,018	36%	26,919	39%	25,195	32%	-6%	6%
APAC	3,441	8%	5,806	10%	6,439	10%	6,626	9%	4,479	8%	6,008	9%	5,759	8%	6,092	8%	6%	-8%

Total Software License Revenue	$43,045	100%	$59,701	100%	$65,108	100%	$72,242	100%	$57,424	100%	$68,524	100%	$68,659	100%	$78,801	100%	15%	9%

Software License Revenue by Channel
Direct	$32,504	76%	$47,475	80%	$46,278	71%	$57,246	79%	$41,930	73%	$50,978	74%	$46,237	67%	$63,256	80%	37%	10%
Indirect	10,541	24%	12,226	20%	18,830	29%	14,996	21%	15,494	27%	17,546	26%	22,422	33%	15,545	20%	-31%	4%

Total Software License Revenue	$43,045	100%	$59,701	100%	$65,108	100%	$72,242	100%	$57,424	100%	$68,524	100%	$68,659	100%	$78,801	100%	15%	9%

Transaction and Customer Information
Average Selling Price	$139		$116		$122		$133		$110		$119		$115		$131		14%	-2%
Number of Software Transactions > $500	14		11		20		17		15		18		18		19		6%	12%
Number of New Customers	127		155		202		278		274		282		314		354		13%	27%
Percentage of License Revenue from New Customers	42%		26%		24%		19%		36%		26%		29%		26%		-10%	37%

Selected Balance Sheet and Cash Flow Information
Cash, Cash Equivalents and Short-Term Investments	$408,522		$314,507		$338,654		$368,175		$362,551		$404,981		$426,726		$440,748		3%	20%
Cash Flow from Operations	$14,727		$5,780		$38,196		$27,758		$30,320		$29,659		$29,281		$41,429		41%	49%
Redemption of Convertible Notes	$—		$50,683		$—		$—		$—		$—		$—		$—
Repurchases of Common Stock	$26,027		$65,940		$32,975		$6,103		$35,183		$2,287		$15,078		$31,488		109%	416%
Days Sales Outstanding	64		70		62		68		63		68		73		67		-8%	-1%

Headcount
Quota-Carrying Sales Representatives (A)	218		276		285		298		305		297		312		312		0%	5%
Americas Headcount	1,560	70%	1,797	70%	1,789	70%	1,752	70%	1,704	69%	1,702	68%	1,746	68%	1,760	68%	1%	0%
EMEA Headcount	543	25%	601	24%	575	23%	568	23%	572	23%	589	24%	603	24%	616	24%	2%	8%
APAC Headcount	108	5%	155	6%	173	7%	185	7%	209	8%	205	8%	212	8%	210	8%	-1%	14%

Total Company Headcount	2,211	100%	2,553	100%	2,537	100%	2,505	100%	2,485	100%	2,496	100%	2,561	100%	2,586	100%	1%	3%

Hyperion Solutions Corporation
Non-GAAP Results
(In thousands except for per share data and percentages)

The following table reflects Hyperion’s non-GAAP results reconciled to GAAP results as included in this release.

	Three Months Ended		Fiscal Year
	June 30, 2005	June 30, 2004	2005	2004
GAAP Net Income	$20,705	$14,739	$66,679	$43,770
Plus:
Amortization of purchased intangible assets	2,408	1,945	8,922	5,730
Equity-based compensation expense	930	2,065	2,810	4,351
Restructuring costs (credits)	(187)	524	6,048	4,202
Deferred maintenance revenue adjustment	—	344	194	1,536
Write-off of in-process research and development	—	—	—	2,300
Loss on redemption of debt	—	—	—	936
Less: Income tax effect of non-GAAP adjustments	(1,103)	(1,805)	(6,291)	(6,199)

Non-GAAP Net Income	$22,753	$17,812	$78,362	$56,626

GAAP Operating Income	$29,166	$22,406	$94,791	$68,708
GAAP Operating Margin Percentage	15.4%	12.7%	13.5%	11.0%
Non-GAAP Operating Income	$32,317	$27,284	$112,765	$86,827
Non-GAAP Operating Margin Percentage	17.1%	15.4%	16.0%	14.0%

Non-GAAP operating income excludes the impact of charges for the amortization of purchased intangible assets, equity-based compensation, restructuring costs (credits), deferred maintenance revenue adjustments, and write-off of in-process research and development.

Diluted net income per share:

GAAP net income per share	$0.50	$0.36	$1.62	$1.10

Plus:
Amortization of purchased intangible assets	0.06	0.05	0.21	0.14
Equity-based compensation expense	0.02	0.06	0.07	0.11
Restructuring costs	—	—	0.15	0.11
Deferred maintenance revenue adjustment	—	0.01	—	0.04
Write-off of in-process research and development	—	—	—	0.06
Loss (gain) on redemption of debt	—	—	—	0.02
Less: Income tax effect of non-GAAP adjustments	(0.03)	(0.04)	(0.15)	(0.16)

Non-GAAP Net Income per share	$0.55	$0.44	$1.90	$1.42

Shares used in computing diluted net income per share	41,481	40,876	41,257	39,754

Non-GAAP Financial Information

     The non-GAAP information included in this press release is not prepared in accordance with GAAP because it excludes the impact of charges, net of related tax, associated with Hyperion’s acquisition of Brio Software, the amortization of purchased intangible assets, equity-based compensation, restructuring costs, and deferred maintenance revenue adjustments. Management believes the presentation of this non-GAAP information may be useful to investors because the company has historically provided this or similar information and understands that some investors find it helpful in analyzing the Company’s revenues and expenses and comparing them to the revenues and expenses of the Company’s competitors or others. Management uses this non-GAAP information, along with GAAP information, in evaluating the Company’s historical and projected revenues and expenses, primarily with a view to assessing ongoing revenues and expenses associated with specific, non-recurring transactions, as is the case with our deferred maintenance revenue adjustment, purchased intangible assets, and restructuring costs. Management uses the non-GAAP information relating to our equity-based compensation, along with GAAP information, to compare this specific non-cash expense with similar expenses of the Company’s competitors or others. Management does so, in part, because of the divergence of opinion as to the best accounting method of equity compensation, notwithstanding the recent adoption of FAS 123R.

     The non-GAAP information is not prepared in accordance with generally accepted accounting principles and may differ from the non-GAAP information used by other companies. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP information. In this regard, while the specific transactions causing the non-GAAP expenses are non-recurring, the company in the future may effect other transactions, such as acquisitions or restructurings that will trigger similar expenses. Moreover, the company expects in the future to incur additional equity-based compensation with the granting of additional equity compensation pursuant to FAS 123R and otherwise. For these reasons, our non-GAAP information may not be as useful to investors as the GAAP information also provided. A reconciliation of our non-GAAP information to our GAAP information appears following the heading “Business Outlook” above and after the financial statements for the historical periods noted above.